                                 Exhibit 10.1

=========================================================================================================================
HEADLANDS MORTGAGE                                Statement to Noteholders
=========================================================================================================================
Revolving Home Equity Loan   LIBOR:                          4.92625%  Current Collection Period:      4-1-99 thru 4-30-99
Asset-Backed Certificates    Margin:                         0.20000%  P&S Agreement Date:                    3/1/98
Series 1998-1                Class A Certificate Rate:       5.12625%  Original Closing Date:                3/25/98
                             Class S Certificate Rate:       1.25000%  Distribution Date:                    5/17/99
                             Interest Period 4/15/99 thru
                             05/16/99:                          32     Record Date:                          5/16/99
                             Weighted Average Loan Rate:    10.71680%  Investor Floating                    97.88339%
                                                                       Allocation %:
                             Weighted Average Net Loan      10.03930%  Investor Fixed Allocation %:         98.00000%
                             Rate:
                             Maximum Rate:                   8.78930%  Pool Factor:                       89.4102217%
=========================================================================================================================

BALANCES
        Beginning Pool                                                                                184,759,016.28
        Balance
        Beginning Invested Amount                                                                     180,848,396.24
        Beginning Class A Note Balance  -- CUSIP 422093AC8                                            179,382,186.59
        Beginning Class S Note Balance (Notional Amount) -- CUSIP  422093AD6                          179,382,186.59

        Ending Pool Balance                                                                           176,672,508.79
        Ending Invested Amount                                                                        172,761,888.75
        Certificateholders Subordinated Balance  (TSA)                                                  3,910,620.04
        Ending Class A Note Balance -- CUSIP   422093AC8                                              171,295,679.10
        Ending Class S Note Balance (Notional Amount) -- CUSIP                                        171,295,679.10
        422093AD6

        Additional Balances                                                                             3,475,188.65

        Number of all Retransferred Mortgage Loans (Current Retransfer Date)                                       0
        Retransferred Mortgage Loan Trust Balances (Current Retransfer Date)                                    0.00
        Cumulative Number of all Retransferred Mortgage Loans (From Previous Distributions)                        0
        Cumulative Retransferred Mortgage Loan Trust Balances (From Previous Distributions)                     0.00
        Number of all Subsequent Mortgage Loans (Current Date)                                                     0
        Subsequent Mortgage Loan Asset Balance (Current Date)                                                   0.00
        Cumulative Number of all Subsequent Mortgage Loans                                                      2515
        Cumulative Subsequent Mortgage Loan Asset Balance                                             108,379,884.92

        Beginning Loan Count                                                                                   4,831
        Ending Loan Count                                                                                      4,607

DISTRIBUTION AMOUNTS
        Total Investor Noteholders Distribution Amount
                                                                                                        9,103,205.86

        Class A Note                                                                                      817,384.83
        Interest
        Unpaid Class A Note Interest Shortfall (current cycle)                                                  0.00

        Investor Loss                                                                                           0.00
        Amount
        Previous Investor Loss Amount                                                                           0.00
        Accelerated Principal Distribution Amount 5.01(vii)  (if Invested Amount exceeds Class A)               0.00
        Scheduled Principal Collection Payment                                                          8,086,507.49

        Total Class A Note Distribution--CUSIP                                                          8,903,892.32

        Class S Note                                                                                      199,313.54
        Interest
        Unpaid Class S Note Interest Shortfall (current cycle)                                                  0.00
        Total Class S Note Distribution--CUSIP                                                            199,313.54

LOSSES/RETRANSFERS
        Unpaid Class A Note Interest Shortfall Due (From Previous Distributions)                                0.00
        Unpaid Class S Note Interest Shortfall Due (From Previous Distributions)                                0.00
        Interest Earned on Shortfall @ applicable Certificate Rate                                              0.00
        Investor Loss Reduction Amount (From Previous Distributions                                             0.00

DISTRIBUTION TO NOTEHOLDERS (PER CERTIFICATE WITH A $1,000 DENOMINATION)
        Total Class A Note Distribution Amount Allocable to Interest                                       4.2664566
        Total Class S Note Distribution Amount Allocable to Interest                                       1.0403454
        Unpaid Noteholders Interest Shortfall Included in Current Distribution                             0.0000000
        Unpaid Noteholders Interest Shortfall Remaining after Current Distribution (Carryover)             0.0000000

        Total Class A Note Distribution Amount Allocable to Principal                                     42.2086786
        Scheduled Principal Collections Payment                                                           42.2086786
        Accelerated Principal Distribution Amount                                                          0.0000000

        Reimbursed Investor Loss Reduction Amounts Included in Current Distribution                        0.0000000
        Investor Loss Reduction Amounts after Current Distribution (carryover)                             0.0000000

        Total Amount Distributed to Class A Noteholder                                                    46.4751353
        Total Amount Distributed to Class S Noteholder                                                     1.0403454
        Total Amount Distributed to Noteholders                                                           47.5154807

        Credit Enhancement Draw Amount                                                                          0.00

        Class A Service Fee                                                                                74,742.58



DELINQUENCIES/FORECLOSURES
        Number of Mortgages 31 to 60 Days Delinquent                                                              67
        Aggregate Principal Balances of Mortgages 31 to 60 Days Delinquent                              2,272,154.45
        Number of Mortgages 61 to 90 Days Delinquent                                                              13
        Aggregate Principal Balances of Mortgages 61 to 90 Days Delinquent                                508,838.51
        Number of Mortgages 91 to 180 or more Days Delinquent                                                      2
        Aggregate Principal Balances of Mortgages 91 to 180 or more Days Delinquent                        75,055.26
        Number of Mortgages 181 or more Days Delinquent                                                            2
        Aggregate Principal Balances of Mortgages 181 or more Days Delinquent                              64,146.43
        Number of Mortgage Loans in Foreclosure                                                                   13
        Aggregate Principal Balances of Mortgage Loans in Foreclosure                                     678,079.04

        Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                               0.00
        Aggregate Trust Balances of any Liquidated Loans in the Current Month                                   0.00


        Class A Rate for next Distribution               LIBOR TBD                               TBD%

====================================================================================================================
        Spread Account Balance:                                                                         1,044,678.01
        Spread Account Transfer to Collection Account:                                                          0.00

==============================================================================================================================
HEADLANDS MORTGAGE                                        SERVICING CERTIFICATE
==============================================================================================================================
Revolving Home Equity Loan   LIBOR:                                   4.92625%   Current Collection Period:    4-1-99 thru 4-30-99
Asset-Backed Certificates    Margin:                                  0.20000%   S&S Agreement Date:                   3/1/98
Series 1998-1                Class A  Certificate Rate:               5.12625%   Original Closing Date:               3/25/98
                             Class S  Certificate Rate:               1.25000%   Distribution Date:                   5/17/99
                             Interest Period 4/15/99 thru 05/16/99:      32      Record Date:                         5/16/99
                             Weighted Average Loan Rate:              10.71680%  Pool Factor:                      89.4102217%
                             Weighted Average Net Loan Rate:          10.03930%  Investor Floating Allocation        97.88339%
                                                                                 %:IFAP
                                                                                 Investor Fixed Allocation %:        98.00000%
                             Maximum Rate:                            8.78930%   Beginning Transferor                 2.00000%
                                                                                 Interest
                             Servicing Fee Rate:                      0.50000%   Spread Account Maximum          5,864,838.60
                                                                                 3%:
                             Premium Fee Rate:                        0.17000%   Required                        1,466,209.65
                                                                                 Overcollaterialization
                                                                                 Amt:
                             Trustee Fee                              0.00750%   Certificateholders              3,910,620.04
                                                                                 Subordinated Amt
==============================================================================================================================

BALANCES
             Beginning Pool Balance                                                                            184,759,016.28
             Beginning Invested Amount                                                                         180,848,396.24
             Beginning Certificateholders Subordinated Principal
             Balance                                                                                             5,376,829.69
             Beginning Class A Certificate Balance -- CUSIP                                                    179,382,186.59
             Beginning Class S Certificate Balance (Notional Amount) -- CUSIP                                  179,382,186.55
             Overcollateralization Amount                                                                        1,466,209.65
             Overcollateralization Loan Amount                                                                           0.00

             Ending Pool Balance                                                                               176,672,508.79
             Ending Invested Amount                                                                            172,761,888.75
             Ending Certificateholders Subordinated Principal Balance                                            5,376,829.69
             Certificateholders Subordinated Balance  (TSA)                                                      3,910,620.04
             Ending Class A Certificate Balance -- CUSIP                                                       171,295,679.10
             Ending Class S Certificate Balance (Notional Amount) -- CUSIP                                     171,295,679.10

             Additional Balances                                                                                 3,475,188.65

             Number of all Retransferred Mortgage Loans (Current Retransfer Date)                                           0
             Retransferred Mortgage Loan Trust Balances (Current Retransfer Date)                                        0.00
             Cumulative Number of all Retransferred Mortgage Loans (From Previous Distributions)                            0
             Cumulative Retransferred Mortgage Loan Trust Balances (From Previous Distributions)                         0.00
             Number of all Subsequent Mortgage Loans (Current Date)                                                         0
             Subsequent Mortgage Loan Asset Balance (Current Date)                                                       0.00
             Cumulative Number of all Subsequent Mortgage Loans                                                          2515
             Cumulative Subsequent Mortgage Loan Asset Balance                                                 108,379,884.92

             Beginning Loan Count                                                                                       4,831
             Ending Loan Count                                                                                          4,607

COLLECTION AMOUNTS
1            Aggregate of All Mortgage Collections (Gross)                                                      13,183,557.16
2            Total Mortgage Interest Collections (Gross)                                                         1,656,245.84
             Servicing Fees (current collection period)                                                             76,982.92
             Deferred Interest Transfer (DI)                                                                             0.00
          3a      Mortgage Principal Collections                                                                11,527,311.32
          3b      Insurance Proceeds                                                                                     0.00
          3c      Net Liquidation Proceeds                                                                               0.00

     3       Total Mortgage Principal Collections                                                               11,527,311.32
             Aggregate of Transfer Deposits                                                                              0.00
             Investor Loss Amount                                                                                   34,384.82
             Aggregate Investor Loss Reduction Amount                                                              201,390.37

INVESTOR AND TRANSFEROR COLLECTIONS FOR DISTRIBUTION
             Investor Interest Collections (Gross+DI -Service Fee)*IFAP                                          1,545,836.15
             Investor Principal Collections (zero available until end of
             funding period)                                                                                             0.00
             Transferor Interest Collections                                                                        33,426.77
             Transferor Principal Collections                                                                            0.00

DISTRIBUTION AMOUNTS
             Class A Certificate Interest 5.01 (i)                                                                 817,384.83
             Unpaid Class A Certificate Interest Shortfall (current cycle)                                               0.00
             5.01(i)
             Class S Certificate Interest 5.01 (ii)                                                                199,313.54
             Unpaid Class S Certificate Interest Shortfall (current cycle)
             5.01 (ii)                                                                                                   0.00
             Investor Loss Amount 5.01(iii)                                                                        34,384.82
             Previous Investor Loss Amount 5.01(iv)                                                                      0.00
             Monthly Insurance Premium 5.01(v)                                                                      27,106.64
             Credit Enhancer Reimbursement 5.01(vi)                                                                      0.00
             Accelerated Principal Distribution Amount 5.01(vii)                                                         0.00
             Spread Account Deposit 5.01(viii)                                                                     256,486.96
             Trustee Fee 5.01 (ix)                                                                                   1,154.74
             Payment to Servicer per Section 7.03 5.01 (x)                                                               0.00
             Deferred Interest 5.01 (xi)                                                                                 0.00
             Remaining Amount to Transferor 5.01 (xii)                                                             210,004.61
             Total Certificate Distribution Allocable to Interest                                                1,545,836.15

             Maximum Principal Payment                                                                          11,296,765.09
             Alternative Principal Payment                                                                       8,052,122.67
             Guaranteed Principal Distribution Amount (afterTSA= zero)                                                   0.00
             Scheduled Principal Collection Payment  ( Lesser of Max Prin and Alter Prin)                        8,052,122.67
             Accelerated Principal Distribution Amount 5.01(vii) / Investor Loss Amount                             34,384.82
             Total Certificate Distribution Allocable to Principal                                               8,086,507.49

             Transferor Interest Collections                                                                        33,426.77
             Transferor Interest Collections 5.01 (xii)                                                            210,004.61
             Transferor Principal Collections                                                                            0.00
             Transferor Distribution Amount                                                                        243,431.38

     LOSSES/RETRANSFERS
             Unpaid Class A Certificate Interest Shortfall Due (From Previous Distributions)                             0.00
             Unpaid Class S Certificate Interest Shortfall Due (From Previous Distributions)                             0.00
             Interest Earned on Shortfall @ applicable Certificate Rate                                                  0.00
             Investor Loss Reduction Amount (From Previous Distributions)                                                0.00

           DISTRIBUTION TO HOLDERS OF CERTIFICATES (PER CERTIFICATE WITH A $1,000 DENOMINATION)
             Total Class A Certificate Distribution Amount Allocable to Interest                                    4.2664566
             Total Class S Certificate Distribution Amount Allocable to Interest                                    1.0403454
             Unpaid Certificate Interest Shortfall Included in Current Distribution                                 0.0000000
             Unpaid Certificate Interest Shortfall Remaining after Current Distribution (Carryover)                 0.0000000

             Total Class A Certificate Distribution Amount Allocable to Principal                                  42.2086786
             Scheduled Principal Collections Payment                                                               42.2086786
             Accelerated Principal Distribution Amount                                                              0.0000000

             Reimbursed Investor Loss Reduction Amounts Included in Current Distribution                            0.0000000
             Investor Loss Reduction Amounts after Current Distribution (carryover)                                 0.0000000

             Total Amount Distributed to Class A Certificateholder                                                 46.4751353
             Total Amount Distributed to Class S Certificateholder                                                  1.0403454
             Total Amount Distributed to Certificateholders                                                        47.5154807

             Credit Enhancement Draw Amount                                                                              0.00

                     DELINQUENCIES/FORECLOSURES
             Number of Mortgages 30 to 59 Days Delinquent                                                                  67
             Aggregate Principal Balances of Mortgages 30 to 59 Days Delinquent                                  2,272,154.45
             Number of Mortgages 60 to 89 Days Delinquent                                                                  13
             Aggregate Principal Balances of Mortgages 60 to 89 Days Delinquent                                    508,838.51
             Number of Mortgages 90 to 179 Days Delinquent                                                                  2
             Aggregate Principal Balances of Mortgages 90 to 179 Days Delinquent                                    75,055.26
             Number of Mortgages 180 or more Days Delinquent                                                                2
             Aggregate Principal Balances of Mortgages 180 or more Days Delinquent                                  64,146.43
             Number of Mortgage Loans in Foreclosure                                                                       13
             Aggregate Principal Balances of Mortgage Loans in Foreclosure                                         678,079.04

             Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                              96,684.00
             Aggregate Trust Balances of any Liquidated Loans in the Current Month                                       0.00

    =============================================================================================================================
             Prior Month Ending Balance after Purchase of Subsequent Loans:                                              0.00
             Current Funding Accout Deposits:                                                                            0.00
             Withdrawal for Subsequent Loan Purchase                                                                     0.00
             Funding Account Ending Balance:                                                                             0.00
             Funding Account Earnings:                                                                             336,503.42


             Beginning Spread Account Principal Balance: (total cash available to Ambac)                           788,191.05
             Spread Account  Deposit (this distribution):                                                          256,486.96
             Spread Account Withdrawl (this distribution):                                                               0.00
             Ending Spread Account Principal Balance: (total cash available to Ambac)                            1,044,678.01

             Total Spread Account:                                                                               6,421,507.70
             Net Excess Spead:                                                                                         3.475%
                                                                                                                 6,421,507.70

             Capitalized Interest Account Activity:                                                                      0.00
             Capitalized Interest Account Ending Balance:                                                                   0

             OFFICER'S CERTIFICATE
             All Computations reflected in this Servicer Certificate were made in conformity with the Sale and Servicing Agreement.

             The Attached Servicing Certificate is true and correct in all material respects.

             -------------------------------------------------------------------

             A Servicing Officer    Debora M. Toso